EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Supplement to Prospectus dated January 1, 2012

1.  The following replaces “Fees and Expenses of the Fund” under “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 15 of the Fund's Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I	Class R
Management Fees(2)	1.14%	1.14%	1.14%	1.14%	1.14%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a	0.50%
Other Expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.70%	2.45%	2.45%	1.45%	1.95%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

(2)

Management Fees have been restated to reflect the terms of an Amended and Restated Investment Advisory Agreement effective August 1, 2011 and assume that the new Index used for performance fee purposes was in place for the entire performance adjustment period.  The restated performance fee adjustment would have increased the effective rate of the basic investment advisory fee of 0.48% by 0.17% for the most recent fiscal year ended August 31, 2011.  Restated Management Fees also reflect a fee reduction agreement to the Management Agreement and an Amended and Restated Administrative Services Agreement, both effective May 1, 2012.  See page 9 of the Fund's Prospectus for more information about the calculation of the performance fee adjustment.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 738	$ 1,080	$ 1,445	$ 2,468	$ 738	$ 1,080	$ 1,445	$ 2,468
Class B shares	$ 748	$ 1,164	$ 1,506	$ 2,601	$ 248	$ 764	$ 1,306	$ 2,601
Class C shares	$ 348	$ 764	$ 1,306	$ 2,786	$ 248	$ 764	$ 1,306	$ 2,786
Class I shares	$ 148	$ 459	$ 792	$ 1,735	$ 148	$ 459	$ 792	$ 1,735
Class R shares	$ 198	$ 612	$ 1,052	$ 2,275	$ 198	$ 612	$ 1,052	$ 2,275

2.  The following replaces the thirteenth and fourteenth paragraphs and related tables under “Management.” in “Management and Organization”:

Eaton Vance is responsible for the administration, compliance and oversight of the Portfolio and provides administrative services to the Fund.  For these services through April 30, 2012, Eaton Vance received a monthly fee from the Portfolio for management services as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)
Up to $500 million	0.375%
$500 million but less than $1 billion	0.340%
$1 billion but less than $1.5 billion	0.310%
$1.5 billion but less than $2 billion	0.275%
$2 billion but less than $2.5 billion	0.240%
$2.5 billion and over	0.210%

Pursuant to a Fee Reduction Agreement effective May 1, 2012, Eaton Vance receives a monthly fee from the Portfolio for management services as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)
Up to $500 million	0.375%
$500 million but less than $1 billion	0.320%
$1 billion but less than $1.5 billion	0.290%
$1.5 billion but less than $2 billion	0.260%
$2 billion but less than $2.5 billion	0.230%
$2.5 billion and over	0.200%

Through April 30, 2012, Eaton Vance received a monthly fee from the Fund for administrative services as follows:

Daily Net Assets	Annual Asset Rate (for each level)
Less than $500 million	0.25%
$500 million but less than $1 billion	0.23%
$1 billion but less than $1.5 billion	0.21%
$1.5 billion but less than $2 billion	0.20%
$2 billion but less than $2.5 billion	0.18%
$2.5 billion and over	0.16%

Pursuant to an Amended and Restated Administrative Services Agreement effective May 1, 2012, Eaton Vance receives a monthly fee from the Fund for administrative services of 0.15% (annualized) of average daily net assets.

June 21, 2012	5982-6/12 HSPS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Supplement to Statement of Additional Information dated January 1, 2012

The following replaces the first and second paragraphs and related tables under “Administrative Services.” in “Investment Advisory and Administrative Services”:

Administrative Services.  Eaton Vance is responsible for the administration, compliance and oversight of the Portfolio and provides administrative services to the Fund.  Under Eaton Vance’s Management Agreement with the Portfolio and the Administrative Services Agreement with the Fund, Eaton Vance receives a monthly management fee from the Portfolio and a monthly administration fee from the Fund.  Effective August 1, 2011 through April 30, 2012, the management fee paid by the Portfolio was as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)
Up to $500 million	0.375%
$500 million but less than $1 billion	0.340%
$1 billion but less than $1.5 billion	0.310%
$1.5 billion but less than $2 billion	0.275%
$2 billion but less than $2.5 billion	0.240%
$2.5 billion and over	0.210%

Pursuant to a Fee Reduction Agreement effective May 1, 2012, Eaton Vance receives a monthly fee from the Portfolio for management services as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)
Up to $500 million	0.375%
$500 million but less than $1 billion	0.320%
$1 billion but less than $1.5 billion	0.290%
$1.5 billion but less than $2 billion	0.260%
$2 billion but less than $2.5 billion	0.230%
$2.5 billion and over	0.200%

Effective August 1, 2011 through April 30, 2012, the administration fee paid monthly by the Fund was as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)
Less than $500 million	0.25%
$500 million but less than $1 billion	0.23%
$1 billion but less than $1.5 billion	0.21%
$1.5 billion but less than $2 billion	0.20%
$2 billion but less than $2.5 billion	0.18%
$2.5 billion and over	0.16%

Effective May 1, 2012, the administration fee paid by the Fund is 0.15% (annualized) of average daily net assets.

June 21, 2012